                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

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                             U.S. HOME CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                             U.S. HOME CORPORATION
                              1800 WEST LOOP SOUTH
                                 P. O. BOX 2863
                           HOUSTON, TEXAS 77252-2863

                                [U.S. HOME LOGO]

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                                                  March 20, 1996

Dear Stockholders:

     On behalf of the officers and directors of the Company, you are cordially invited to attend the U.S. Home Corporation Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday, April 24, 1996, at the Omni Hotel, Four Riverway, Houston, Texas.

     At the meeting, Stockholders will be asked to consider and act upon the election of directors and ratification of auditors. Stockholders are also being requested to consider and approve the Company's 1996 Employees' Stock Option Plan. These matters are described in the formal Notice of Meeting and in the accompanying Proxy Statement.

     The Board of Directors of the Company unanimously recommends that all Stockholders vote in favor of each proposal. Your vote is important regardless of the number of shares you own. We strongly encourage all Stockholders to participate by voting their shares by proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed proxy as soon as possible. If you do attend the meeting, you may still vote in person.

                                          Sincerely,

                                          /s/ ROBERT J. STRUDLER
                                          --------------------------
                                          Robert J. Strudler
                                          Chairman and Co-Chief
                                          Executive Officer

                                [U.S. HOME LOGO]

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 24, 1996

                      ------------------------------------

     The Annual Meeting of the Stockholders of U.S. Home Corporation (the "Company") will be held on Wednesday, April 24, 1996, at 10:00 a.m., local time, at the Omni Hotel, Four Riverway, Houston, Texas for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy
Statement:

     1.   Election of directors.

     2.   Approval of the Company's 1996 Employees' Stock Option Plan.

     3. Ratification of the appointment of Arthur Andersen LLP as auditors of the Company for the fiscal year ending December 31, 1996.

     4. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on March 1, 1996 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            RICHARD G. SLAUGHTER
                                            Secretary

March 20, 1996

                             U.S. HOME CORPORATION
                              1800 WEST LOOP SOUTH
                                 P. O. BOX 2863
                           HOUSTON, TEXAS 77252-2863

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders of U.S. Home Corporation (the "Company") and a form of Proxy (the "Proxy") for such meeting solicited by the Board of Directors of the Company (the "Board"). The Board has fixed the close of business on March 1, 1996 as the record date (the "Record Date") for the determination of stockholders of the Company ("Stockholders") who are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof (the "Meeting"). The holders of a majority of the aggregate outstanding shares of (i) common stock, $.01 par value per share, of the Company (the "Common Stock") and (ii) convertible redeemable preferred stock, $.10 par value per share, of the Company (the "Convertible Preferred Stock") (hereinafter, the Common Stock and the Convertible Preferred Stock shall be referred to collectively as the "Stock") present in person or represented by Proxy and entitled to vote shall constitute a quorum at the Meeting.

     As of the Record Date, there were outstanding 11,247,318 shares of Common Stock and 317,808 shares of Convertible Preferred Stock, or an aggregate of 11,565,126 shares of Stock, the holders of which are entitled to one vote per share. On all proposals to be submitted to the Stockholders at the Meeting, the holders of the Common Stock and Convertible Preferred Stock will vote together as a single class.

     A Proxy that is properly submitted to the Company may be revoked at any time before it is exercised by written notice to the Secretary of the Company. Any Stockholder attending the Meeting may vote in person and by doing so revokes any Proxy previously submitted by him or her. With respect to Proposal 1, unless authority to vote for all nominees for director or any individual nominee is withheld, all the shares of Stock represented by the Proxy will be voted for the election as director of the nominees set forth in this Proxy Statement. Where a Stockholder has specified a choice on his or her Proxy with respect to other proposals or matters, that direction will be followed. If no direction is given, all of the shares of Stock represented by the Proxy will be voted in favor of such proposal or matter. However, shares of Stock represented by Proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; shares held by brokers in "street name" and not voted by them will not be counted in tabulating votes.

     The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of Stock. Officers and regular employees of the Company may solicit Proxies personally and by telephone. In addition, the Company has retained D.F. King & Co., Inc., to aid in the solicitation of Proxies from brokers, bank nominees and institutional holders for a fee of $6,500, plus out-of-pocket expenses.

     The Annual Report of the Company for the year ended December 31, 1995, containing audited financial statements for such year, is enclosed with this Proxy Statement.

     This Proxy Statement and the enclosed Proxy are being sent to Stockholders on or about March 20, 1996.

     IN ORDER THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO:

                 PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), provides that, effective with the annual meeting of Stockholders to be held in 1996, the terms of all directors will expire, prior classification of directors will terminate and, commencing with such meeting, all directors thereafter will serve for one-year terms, and nominations for election of all directors will be made by the affirmative vote of a majority of the entire Board. The Certificate of Incorporation also provides that, commencing with the annual meeting to be held in 1996, the number of directors constituting the entire Board will be determined by a resolution adopted by a majority of the entire Board, but such number will not be less than 7 or more than 15. On February 14, 1996, the Board adopted a resolution setting the number of directors at 11.

     The Nominating Committee of the Board will consider candidates for director recommended by Stockholders, if such recommendations are submitted in writing to the Secretary of the Company giving the background and qualifications of the candidates.

     The following persons comprising all of the current directors ("Directors") have been nominated for reelection at the Meeting to serve until the annual meeting of Stockholders in 1997, and until their successors are elected and qualified:

                       Glen Adams
                       Steven L. Gerard
                       Kenneth J. Hanau, Jr.
                       Isaac Heimbinder
                       Malcolm T. Hopkins
                       Jack L. McDonald
                       Charles A. McKee
                       George A. Poole, Jr.
                       Herve Ripault
                       James W. Sight
                       Robert J. Strudler

     Unless authority to vote for the election of all nominees for Director or any individual nominee is specifically withheld by appropriate designation on the Proxy, it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election as Directors of the persons named above.

     All nominees have consented to serve, if so elected. The Company does not anticipate that any of the nominees for Director will be unable to serve, but if such a situation should arise, it is the intention of the persons named in the accompanying Proxy to vote for the election of such other person or persons as the remaining Directors may nominate.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DIRECTOR NOMINEES NAMED HEREIN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The election of directors requires the affirmative vote of the holders of a plurality of the shares of Stock voting at the Meeting.

                             NOMINEES FOR DIRECTOR

                                                                SERVED AS              BOARD
               NAME, AGE, PRINCIPAL OCCUPATION,                 DIRECTOR             COMMITTEE
                    OTHER DIRECTORSHIPS(1)                        SINCE             MEMBERSHIP
--------------------------------------------------------------  ---------     -----------------------
Glen Adams (57 yrs.) Chairman, President and Chief Executive
  Officer of Southmark Corporation(2).........................       1993      Conflict of Interest;
                                                                                    Nominating

Steven L. Gerard (50 yrs.) Chairman and Chief Executive
  Officer of Triangle Wire & Cable Inc. since September
  1992(3).....................................................       1993     Compensation and Stock
                                                                                  Option; Finance

Kenneth J. Hanau, Jr. (69 yrs.) Chairman of K&H Corrugated
  Case Corporation(4).........................................       1976     Audit; Compensation and
                                                                              Stock Option; Executive

Isaac Heimbinder (52 yrs.) President, Co-Chief Executive
  Officer and Chief Operating Officer of the Company(5).......       1984      Conflict of Interest;
                                                                                Executive; Finance

Malcolm T. Hopkins (68 yrs.) Private investor and a director
  of several companies(6).....................................       1993        Audit; Executive

Jack L. McDonald (62 yrs.) Private investor, consultant and a
  director of several companies(7)............................       1993      Conflict of Interest;
                                                                                      Finance

Charles A. McKee (77 yrs.) Former Chairman and Chief Executive
  Officer of Electrolux Corporation(8)........................       1978     Audit; Compensation and
                                                                                   Stock Option

George A. Poole, Jr. (64 yrs.) Private investor and a director
  of several companies(9).....................................       1993        Audit; Nominating

Herve Ripault (55 yrs.) Associate of Optigestiom S.A., a
  French fund management company since November 1991(10)......       1982       Finance; Nominating


James W. Sight (40 yrs.) Private investor and a director of
  several companies(11).......................................       1993     Compensation and Stock
                                                                                Option; Conflict of
                                                                               Interest; Nominating

Robert J. Strudler (53 yrs.) Chairman and Co-Chief Executive
  Officer of the Company(12)..................................       1984            Executive

---------------

 (1) Unless otherwise indicated, directors have held the position with the Company or have been engaged in the principal occupation indicated for at least five years.

 (2) Mr. Adams has been Chairman, President and Chief Executive Officer of Southmark Corporation since August 1990. Southmark, a real estate and financial services company, is engaged in the liquidation of its assets pursuant to a Chapter 11 plan of reorganization which became effective in August 1990. Prior to joining Southmark, Mr. Adams served as Chairman, President and Chief Executive Officer of The Great Western Sugar Company, a sugar manufacturer, from 1986 to 1989 during its bankruptcy case. He previously served from 1983 to 1986 as Vice President and General Counsel of Hunt International Resources Corp., a holding company for Great Western and other entities. Mr. Adams serves as a director of Southmark San Juan, Inc. and Zale Corporation.

 (3) Mr. Gerard has been Chairman and Chief Executive Officer of Triangle Wire & Cable Inc., a manufacturer of insulated wire and cable, since September 1992. Mr. Gerard was previously Chief Executive Officer and Director of Mountleigh Group, PLC, a London-based company engaged in property management and retailing, from April 1992 to July 1992. Mr. Gerard was hired in connection with the restructuring of Mountleigh. In connection with the restructuring, Mountleigh was placed in U.K. receivership on May 23, 1992. From July 1990 until April 1992, Mr. Gerard was a Senior

     Managing Director of Citibank, N.A. responsible for credit, portfolio and risk management for Citibank's corporate and investment banking activities in the United States, Japan, Europe and Australia; from August 1987 to July 1990, he was Division Executive for the National Corporate Finance Division of Citibank and prior thereto, he was the Senior Corporate Workout Officer of the Institutional Recovery Management Division of Citibank. Mr. Gerard is also a director of Banner Aerospace, Inc. and DeepTech Industries, Inc.

 (4) Mr. Hanau is Chairman of K&H Corrugated Case Corporation, a manufacturer of corrugated packaging materials, located in Walden, New York, and has been associated with that company for more than five years. Mr. Hanau is also a director of Cosco Industries and Tinque, Brown, Inc.

 (5) Mr. Heimbinder has served as President, Co-Chief Executive Officer and Chief Operating Officer of the Company since April 26, 1995; prior thereto he had been President and Chief Operating Officer of the Company since May 12, 1986; Senior Vice President and Chief Financial Officer of the Company since December 14, 1979 and Secretary from August 23, 1984 until June 26, 1986, and from October 13, 1976 until January 26, 1984.

 (6) Mr. Hopkins has been a private investor and a director of several companies for more than the past five years. He served as Vice Chairman and Chief Financial Officer of the former St. Regis Corporation, a paper and forest products company with interests in oil and gas and insurance, from 1980 to 1984. Mr. Hopkins is a director of The Columbia Gas System, Inc., MAPCO, Inc., KinderCare Learning Centers, Inc., The Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc., Phar-Mor, Inc. and EMCOR Group, Inc.

 (7) Mr. McDonald has been a private investor and consultant for more than the past five years. He served as President and Chief Operating Officer of Centex Corporation, a homebuilding, general construction and cement-making company, from 1978 to 1984, and as a director of that company from 1974 until 1985. He is also a director of Amre, Inc., Bally's Grand Inc., Triangle Pacific, Inc. and American Homestar Corp.

 (8) Mr. McKee retired as Chairman and Chief Executive Officer of Electrolux Corporation, a manufacturer of vacuum cleaners and floor care products, located in Stamford, Connecticut on June 30, 1983 and as Executive Vice President and Director of Sara Lee Corporation (formerly Consolidated Foods Corporation) on October 31, 1983 after having served in such capacities for more than five years. Mr. McKee is a director of MAC Corp.

 (9) Mr. Poole has been a private investor for more than the past five years. Mr. Poole serves as a director of Spreckels Industries, Inc., Bucyrus-Erie Company, Rock Island Foods, Inc. and FCC Receivables Corporation, a wholly-owned subsidiary of Franklin Resources, Inc.

(10) Mr. Ripault has been an Associate of Optigestiom S.A., a French fund management company since November 1991. Mr. Ripault retired in October 1991 as Chairman of the Board of Delahaye -- Ripault, S.A., Agent de Change, a member of the Paris Stock Exchange, Paris, France. Mr. Ripault had been associated with such firm from June 1985 until his retirement. Mr. Ripault was associated with Societe des Maisons Phenix, a homebuilding company in France, from 1979 to 1985, during which time he was Executive Vice President -- Finance.

(11) Mr. Sight has been a private investor for more than the past five years. He has also served as Vice President and director of Sight Leasing Co. Inc., a car leasing company, from 1978 until its dissolution in December 1992. Mr. Sight served as Co-Chairman and a director of Metro Airlines, Inc., a former regional feeder airline from December 1992 until its liquidation in 1995. Mr. Sight is also a director of United Recycling Industries and Westmoreland Coal.

(12) Mr. Strudler has served as Chairman and Co-Chief Executive Officer of the Company since April 26, 1995; prior thereto he had been Chairman and Chief Executive Officer of the Company since May 12, 1986; President and Chief Operating Officer of the Company since August 23, 1984, Senior Vice President, Asset Management, and Secretary of the Company from January 26, 1984 to August 23, 1984 and Senior Vice President of the Company since December 15, 1978. Mr. Strudler also served as a director of the Company from January 27, 1983 until March 22, 1984.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The committees of the Board include the following:

     The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them on a regular basis to review the progress and results of their work as well as any recommendations they may make. The Audit Committee also reviews the fees of the independent public accountants, and reviews and approves the annual financial statements of the Company prior to issuance of such statements. In addition, the Audit Committee reviews and approves any significant non-audit services undertaken by the Company's independent public accountants. In connection with the internal accounting controls of the Company, the Audit Committee reviews internal audit procedures and reporting systems, as well as reports of the Audit Department of the Company and the management action taken in response to such reports.

     The Compensation and Stock Option Committee (the "Compensation Committee") reviews the salaries and all compensation plans for corporate officers, presidents of operations and division chairmen and presidents, and makes specific recommendations to the Board for such salaries and plans. The Compensation Committee also has the authority to administer the Company's 1993 Employees' Stock Option Plan, including the grant of options and approval of loans to finance the purchase of shares, the Employee Stock Payment Plan, including the determination of the amount, allocation and vesting of shares, the Corporate Officers and Presidents of Operations Restricted Stock Plan and, if approved by the Stockholders at the Meeting, the 1996 Employees' Stock Option Plan (See Proposal 2).

     The Conflict of Interest Committee makes determinations concerning potential conflicts of interest involving the Company and its subsidiaries and any directors, corporate officers, beneficial owners of more than 10% of the Company's outstanding shares of Stock, presidents of operations, division chairmen and presidents and members of conflict of interest committees reporting to presidents of operations.

     The Executive Committee is empowered to exercise all powers of the full Board in the management of the business and affairs of the Company during the intervals between regular and special meetings of the Board to the extent permitted by, and subject to the limitations imposed by, the Delaware General Corporation Law, the Certificate of Incorporation and the By-Laws.

     The Finance Committee reviews and approves capital funding (debt or equity) plans for the Company and major land policies in coordination with established corporate strategic objectives, and reviews and recommends corporate strategic objectives for the Company.

     The Nominating Committee advises on compensation of directors and makes recommendations to the Board for the election of directors, the succession in the office of chief executive officer and the election of corporate officers. The Nominating Committee also administers the Non-Employee Directors' Stock Option Plan and the Retirement Plan for Non-Employee Directors. See "Director Compensation." The Nominating Committee will consider candidates for director recommended by Stockholders, if such recommendations are submitted in writing to the Secretary of the Company giving the background and qualifications of the candidates.

     Members of the committees of the Board are as follows: Audit
Committee -- Messrs. Hanau, Hopkins (Chair), McKee and Poole; Compensation and Stock Option Committee -- Messrs. Gerard, Hanau, McKee (Chair) and Sight; Conflict of Interest Committee -- Messrs. Adams, Heimbinder, McDonald (Chair) and Sight; Executive Committee -- Messrs. Hanau (Chair), Heimbinder, Hopkins and Strudler; Finance Committee -- Messrs. Gerard (Chair), Heimbinder, McDonald and Ripault; Nominating Committee -- Messrs. Adams (Chair), Poole, Ripault and Sight.

     During 1995, there were a total of 6 meetings of the Board, 2 meetings of the Audit Committee, 3 meetings of the Compensation Committee, 3 meetings of the Finance Committee and 2 meetings of the Nominating Committee. No meetings of the Executive Committee or the Conflict of Interest Committee were held during 1995. The Company's normal practice is that committee meetings are held the day preceding the regular meetings of the Board. All of the directors attended at least 75 percent of the Board meetings and meetings of committees of which they were members that were held during 1995.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of annual and long-term compensation (for 1995, 1994 and 1993) awarded to, earned by, or paid to the Chairman and Co-Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (other than the Chairman and Co-Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 1995, was in excess of $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                      -------------------------------------
                                       ANNUAL COMPENSATION                       AWARDS             PAYOUTS
                                -----------------------------------   --------------------------   --------
           (a)            (b)      (c)        (d)           (e)           (f)            (g)          (h)         (i)
                                                                       RESTRICTED     SECURITIES
                                                      OTHER ANNUAL       STOCK        UNDERLYING     LTIP      ALL OTHER
       NAME AND                  SALARY     BONUS     COMPENSATION       AWARDS      OPTIONS/SARS   PAYOUTS   COMPENSATION
  PRINCIPAL POSITION     YEAR    ($)(1)     ($)(2)         ($)        ($)(3)(4)(5)      (#)(6)        ($)     ($)(7)(8)(9)
-----------------------  ----   --------   --------   -------------   ------------   ------------   -------   ------------
Robert J. Strudler;      1995   $425,000   $526,223      -$-            $200,000        50,000       $--        $  5,010
  Chairman and Co-Chief  1994    400,000    440,000      --               --            20,000        --           5,010
  Executive Officer      1993    368,225    568,225      --               --            45,000        --         845,048

Isaac Heimbinder;        1995   $415,000   $526,223      --             $200,000        50,000       $--        $  5,010
  President, Co-Chief    1994    390,000    430,000      --               --            20,000        --           5,010
  Executive Officer and  1993    360,000    560,000      --               --            45,000        --         845,048
  Chief Operating
    Officer

Craig M. Johnson;        1995   $161,500   $106,750      -$-            $215,250         2,000       $--        $  4,525
  Senior Vice            1994    145,000     91,875      --               13,125         5,000        --           4,417
  President --           1993    135,000     75,000      --               --            10,000        --         318,545
  Community Development

Chester P. Sadowski;     1995   $159,000   $101,500      -$-            $214,500         2,000       $--        $  4,728
  Vice President --      1994    152,000     91,875      --               13,125         5,000        --           4,728
  Controller and Chief   1993    145,000     75,000      --               --            10,000        --         213,900
  Accounting Officer

Richard G. Slaughter;    1995   $159,000   $101,500      -$-            $214,500         2,000       $--        $  4,856
  Vice President --      1994    152,000     91,875      --               13,125         5,000        --           4,856
  Planning and           1993    145,000     75,000      --               --            10,000        --         214,028
    Secretary..........

---------------

(1) Amounts shown include the dollar value of base salary (cash and non-cash) earned by the executive officers named above.

(2) Amounts shown include the dollar value of bonuses (cash and non-cash) earned by the executive officers named above but excludes the dollar value of unvested stock awarded as described below. Pursuant to the 1995 Corporate Officers' Incentive Compensation Program (the "1995 Program") and the 1994 Corporate Officers' Incentive Compensation Program (the "1994 Program," and together with the 1995 Program, the "Incentive Programs"), the Board, on the recommendation of the Compensation Committee, approved payment of incentive compensation to Messrs. Johnson, Sadowski and Slaughter for services rendered in 1995 and 1994. Pursuant to the Incentive Programs and the Company's Employee Stock Payment Plan (the "Employee Stock Plan") (see footnote (4) to the table for a description), 25% of such incentive compensation is payable in Common Stock, one-half of which vests immediately and the remainder (reflected in column (f) above) of which vests two years after the end of the incentive compensation year. The payments under the Incentive Programs consisted of the following:

                                                               VALUE
                                                                OF       VALUE OF    # OF SHARES        AVERAGE
                                                    CASH      VESTED     UNVESTED    OF UNVESTED    CLOSING PRICE OF
    YEAR                  OFFICER                   BONUS      STOCK      STOCK         STOCK            STOCK
    -----  --------------------------------------  -------    -------    --------    -----------    ----------------
    1995   Mr. Johnson                             $91,500    $15,250    $15,250         546            $ 27.925
           Messrs. Sadowski and Slaughter          $87,000    $14,500    $14,500         519            $ 27.925
    1994   Messrs. Johnson, Sadowski and
           Slaughter                               $78,750    $13,125    $13,125         729            $ 17.988

     Pursuant to the Employee Stock Plan, the number of shares of Common Stock issued to each of the executives listed in the table was calculated by dividing (x) the portion of their incentive compensation payable in Common Stock by (y) the average of the closing prices of the Common Stock on the New York Stock Exchange ("NYSE") for the 10 trading days immediately following release by the Company of its financial results for the applicable fiscal year. Payment of contractual incentive compensation to Messrs. Strudler and Heimbinder was made pursuant to the terms and conditions of their respective Employment and Consulting Agreements (described below). For the year ended December 31, 1994, Messrs. Strudler and Heimbinder elected to receive 25% of such incentive compensation in shares of Common Stock under the Employee Stock Plan, all of which vested immediately. In addition, the Board, on the recommendation of the Compensation Committee, approved on December 8, 1994, payment of supplemental incentive compensation of $40,000 to each of Messrs. Strudler and Heimbinder for their contribution to the Company's results during 1994 in several significant areas. See "Report of Compensation and Stock Option Committee on Executive Compensation." The amounts of such contractual and supplemental incentive bonuses, including the dollar value of the Common Stock, are included in column (d) above. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

(3) Amount shown for 1995 includes the dollar value of Common Stock issued to the executive officers named above on April 27, 1995 pursuant to the Corporate Officers and Presidents of Operations Restricted Stock Plan (the "Restricted Stock Plan"), which was adopted by the Board on October 13, 1994 and approved by the Stockholders at the 1995 Annual Meeting of Stockholders. Subject to forfeiture provisions and accelerated vesting provisions, 20% of the shares of Common Stock awarded to each employee will vest with each employee each year commencing in 2000. The 11,119 shares of Common Stock awarded to each participant was determined by dividing $200,000 by $17.988, the average of the closing prices of the Common Stock on the NYSE for the 10 trading days immediately following release by the Company on February 8, 1995 of its financial results for the fiscal year ended December 31, 1994. With respect to shares of Common Stock issued but unvested, the participants shall have the right to vote such shares and to receive any cash dividends. The amount shown for 1995 for Messrs. Johnson, Sadowski and Slaughter also includes the dollar value of Common Stock not yet vested under the 1995 Program described in footnote (2) above.

(4) Amount shown for 1994 for Messrs. Johnson, Sadowski and Slaughter includes the dollar value of Common Stock not yet vested under the 1994 Program and the Employee Stock Plan. Pursuant to the Employee Stock Plan, which was adopted by the Board on December 10, 1993 and by the Stockholders at the 1994 Annual Meeting of Stockholders, up to 25% of the annual incentive compensation payable to each employee of the Company pursuant to the Company's incentive compensation programs may be payable in Common Stock, up to 50% of which may vest not later than two years from the end of the applicable incentive compensation year. No dividends on the shares of Common Stock subject to vesting will be paid prior to vesting. The number of shares of Common Stock to be issued was determined pursuant to the calculations described in footnote (2) to the table.

(5) The number and value of the aggregate restricted stock holdings at the end of the last completed fiscal year for the executive officers named above are: each of Messrs. Strudler and Heimbinder -- 11,119 shares with a value of $323,841; Mr. Johnson -- 12,394 shares with a value of $360,975; and each of Messrs. Sadowski and Slaughter -- 12,367 shares with a value of $360,189.

(6) Pursuant to the Company's 1993 Employees' Stock Option Plan, options were granted to acquire shares of Common Stock to certain officers and other employees of the Company. See "Executive Compensation -- Stock Options."

(7) On June 21, 1993, in accordance with the Company's Chapter 11 plan of reorganization and pursuant to the Company's Amortizing Incentive Plan, the Company issued 140,000 shares of Common Stock to certain corporate officers and other employees, including 40,000 shares to Mr. Strudler; 40,000 shares to Mr. Heimbinder; 15,000 shares to Mr. Johnson; 10,000 shares to Mr. Sadowski; and 10,000 shares to Mr. Slaughter. The market value of the Common Stock at the time of issuance was $21.00 per share.

(8) The Company has a qualified profit sharing plan for the benefit of its employees. The amounts shown above for 1993 include the contributions made by the Company for the year ended December 31, 1993, as well as the market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan and the premium for a universal life insurance policy with a cash surrender value. The amounts shown for 1994 are comprised of the following: (i) contributions to the Company's profit sharing plan; (ii) 401(k) contributions by the Company and (iii) premium for universal life insurance policy with a cash surrender value. The amounts shown for 1995 are comprised of the following:

                       OFFICER                      PROFIT SHARING     401(K)     LIFE INSURANCE PREMIUM
    ----------------------------------------------  --------------     ------     ----------------------
    Robert J. Strudler............................      $3,000          $500              $1,510
    Isaac Heimbinder..............................      $3,000          $500              $1,510
    Craig M. Johnson..............................      $3,000          $500              $1,025
    Chester P. Sadowski...........................      $3,000          $500              $1,228
    Richard G. Slaughter..........................      $3,000          $500              $1,356

(9) Mr. Strudler and Mr. Heimbinder are also entitled to retirement benefits under their respective Employment and Consulting Agreements on the terms and conditions specified therein. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

                                 STOCK OPTIONS

     The following table contains information concerning grants of options to acquire shares of Common Stock made during the year ended December 31, 1995 to the Chairman and Co-Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (other than the Chairman and Co-Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 1995, was in excess of $100,000:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                                                                     POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED ANNUAL
                                                                                      RATES OF STOCK PRICE
                                                                                           APPRECIATION
                                             INDIVIDUAL GRANTS                          FOR OPTION TERM
                            ----------------------------------------------------   ------------------------
            (a)                 (b)            (c)          (d)          (e)          (f)           (g)
            ---             ----------     -----------   ---------   ----------    ---------     ----------
                                           % OF TOTAL
                             NUMBER OF       OPTIONS/
                             SECURITIES        SARS
                            UNDERLYING     GRANTED TO    EXERCISE
                              OPTIONS/      EMPLOYEES     OR BASE
                            SARS GRANTED    IN FISCAL      PRICE      EXPIRATION
           NAME              (# SH) (1)        YEAR        ($/SH)        DATE         5% ($)      10% ($)
--------------------------- ------------    ----------    --------    ----------     --------    ----------
Robert J. Strudler.........   50,000(2)        41.0%       $25.25       10/17/05     $793,979    $2,012,099
Isaac Heimbinder...........   50,000(2)        41.0%       $25.25       10/17/05     $793,979    $2,012,099
Craig M. Johnson...........    2,000(3)         1.6%       $27.75       12/07/05     $ 34,903    $   88,452
Chester P. Sadowski........    2,000(3)         1.6%       $27.75       12/07/05     $ 34,903    $   88,452
Richard G. Slaughter.......    2,000(3)         1.6%       $27.75       12/07/05     $ 34,903    $   88,452

---------------

(1) The Board and Stockholders adopted the Company's 1993 Employees' Stock Option Plan, which became effective on June 21, 1993, in connection with the Company's Chapter 11 plan of reorganization. The purpose of the Company's 1993 Employees' Stock Option Plan is to provide an incentive to key employees, including officers and managerial or supervisory employees who are salaried employees of the Company, to remain in the employ of the Company and to have a proprietary interest in the Company. 500,000 shares of Common Stock have been reserved for issuance in accordance with the provisions of the Company's 1993 Employees' Stock Option Plan.

     Options granted under the Company's 1993 Employees' Stock Option Plan are intended to be designated as (i) "Incentive Stock Options" as defined in
     Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), (ii) nonqualified stock options or (iii) any combination of Incentive Stock Options and nonqualified stock options. In the event that a portion of an option cannot be exercised as an Incentive Stock Option by reason of the limitations contained in Section 422 of the Tax Code, such portion will be treated as a nonqualified stock option.

     Pursuant to the Company's 1993 Employees' Stock Option Plan, the exercise price for any Incentive Stock Option and/or a nonqualified stock option granted after August 20, 1993 will be the closing price of the Common Stock on the NYSE on the date that such option is granted. No option granted under the Company's 1993 Employees' Stock Option Plan may be exercised more than 10 years from the date such option is granted.

(2) In connection with the amendment and restatement of their respective Employment and Consulting Agreements on October 17, 1995, which extended their employment terms, Messrs. Strudler and Heimbinder were granted options that were exercisable upon grant. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

(3) As of December 7, 1995, pursuant to the Company's 1993 Employees' Stock Option Plan, options to acquire an aggregate of 22,000 shares of Common Stock were granted to certain employees of the Company, including Messrs. Johnson, Sadowski and Slaughter and other officers. The options granted to Messrs. Johnson, Sadowski and Slaughter become exercisable for one-third of the shares purchasable thereunder on December 7, 1996, two-thirds of the shares purchasable thereunder on December 7, 1997 and all of the shares purchasable thereunder on December 7, 1998.

     The following table contains information concerning the exercise of stock options during the fiscal year ended December 31, 1995, and the fiscal year-end value of unexercised options by the Chairman and Co-Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (other than the Chairman and Co-Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 1995, was in excess of $100,000:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                     AND FISCAL YEAR-END OPTION/SAR VALUES

               (a)                    (b)          (c)                 (d)                         (e)
               ---                ------------   --------   -------------------------   -------------------------
                                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED           IN-THE-MONEY
                                     SHARES       VALUE           OPTIONS/SARS                OPTIONS/SARS
                                  ACQUIRED ON    REALIZED         AT FY-END (#)               AT FY-END ($)
              NAME                EXERCISE (#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------------- ------------   --------   -------------------------   -------------------------
Robert J. Strudler...............      --           --            86,668/28,332             $440,743/$263,482
Isaac Heimbinder.................      --           --            86,668/28,332             $440,743/$263,482
Craig M. Johnson.................      --           --             8,335/ 8,665             $ 57,964/$ 66,716
Chester P. Sadowski..............      --           --             8,335/ 8,665             $ 57,964/$ 66,716
Richard G. Slaughter.............      --           --             8,335/ 8,665             $ 57,964/$ 66,716

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

     Mr. Strudler entered into an Employment and Consulting Agreement with the Company on May 12, 1986 which was amended and restated on October 17, 1995, and Mr. Heimbinder entered into a similar Employment and Consulting Agreement with the Company on May 12, 1986 which was amended and restated on October 17, 1995 (as amended and restated, collectively, the "Employment Agreements"). The Employment Agreements provide for their continued employment with the Company as Chairman and Co-Chief Executive Officer and President, Co-Chief Executive Officer and Chief Operating Officer, respectively, until the later of (i) June 20, 1999 or (ii) such date when the Employment Agreements are not renewed for successive one-year terms (the "Employment Term"). Under the Employment Agreements, during 1995, Messrs. Strudler and Heimbinder were paid annual base salaries of $425,000 and $415,000, respectively, and will be paid salaries, commencing in 1996, which are subject to minimum increases equal to any increase in the cost of living and which are subject to annual review by the Board. Messrs. Strudler and Heimbinder are also to be paid incentive compensation for each fiscal year that the Company is profitable based upon a formula set forth in the Employment Agreements which, commencing in 1995, do not provide for any limit on the maximum bonus payable. Pursuant to the Employment Agreements, Messrs. Strudler and Heimbinder are entitled to receive incentive compensation equal to the sum of the following: (i) one-half ( 1/2) of one percent (1%) of the first $10,000,000 of the Company's pre-tax income for such year, plus (ii) three-fourths ( 3/4) of one percent (1%) of the next $10,000,000 of the Company's pre-tax income for such year, plus (iii) one percent (1%) of the Company's pre-tax income for such year in excess of $20,000,000. Pursuant to the Employment Agreements, a portion of any compensation otherwise payable may be deferred in certain circumstances if it would otherwise not be deductible by the Company because of the limitations set forth in Section 162(m) of the Tax Code. See "Report of Compensation and Stock Option Committee on Executive
Compensation -- Chairman and President Compensation." In addition, Messrs. Strudler and Heimbinder agreed to serve as consultants to the Company for a period of five years after the Employment Term ceases, with consulting fees payable at 1995 rates of $139,854 and $134,260 per year, respectively, subject to cost of living adjustments, and, in the case of Mr. Strudler, will receive reimbursement of expenses for maintenance of an office and secretarial assistance up to an amount not to exceed $50,000 per year. They will also be entitled to retirement benefits upon the later of attainment of age 58 or the end of the Employment Term equal to 50 percent of their highest monthly base salaries during the Employment Term. The Company's obligation to pay these retirement benefits has been substantially provided for by annuities owned by a trust established by the Company for that purpose.

     Messrs. Strudler and Heimbinder may be terminated for cause, as defined in the Employment Agreements. If either Mr. Strudler or Mr. Heimbinder is terminated without cause during the Employment Term, he will be entitled to receive (i) the balance of the base salary which would have been paid during the remainder of the Employment Term (but not less than three years), (ii) an amount equal to bonuses paid in respect of the most recently completed three calendar years, (iii) the actuarial present value of retirement benefits payable under the Employment Agreement and (iv) an amount equal to any consulting fee payable under the Employment Agreements.

     If a "Control Change" (as defined below) is followed within two years by a "Material Change" (as defined below), each of Mr. Strudler and Mr. Heimbinder may terminate his employment and receive the payments referred to in clauses
(i), (ii) and (iv) of the preceding paragraph. A "Material Change" occurs if (x) Mr. Strudler's or Mr. Heimbinder's employment is terminated without cause, (y) Mr. Strudler's or Mr. Heimbinder's functions, duties, responsibilities or base salaries are adversely changed or (z) Mr. Strudler or Mr. Heimbinder is assigned to a place of employment which is more than 10 miles from his present place of employment and which is not the corporate headquarters of the Company. In addition, if a Control Change occurs, each of Mr. Strudler and Mr. Heimbinder may terminate his employment even if a Material Change has not occurred, but will not be entitled to receive the payments referred to in clause (i), (ii),
(iii) or (iv) of the preceding paragraph. However, in such event, each will serve as a consultant to the Company and be compensated at the 1995 rate of $139,854 (for Mr. Strudler) or $134,260 (for Mr. Heimbinder) per annum (subject to cost of living increases) for five years thereafter and will be entitled to have the payment of the full retirement benefits due under the Employment Agreements commence upon attainment of age 58, or, at their respective elections if they have not attained age 58, in a reduced amount, on or after the first day of any month after such termination of employment.

     A Control Change occurs under the following circumstances: (i) a report on
Schedule 13D is filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating that any person has become a beneficial owner of 15% or more of the combined voting power of the outstanding securities of the Company, (ii) the purchase by any person of securities pursuant to a tender offer or exchange offer to acquire any Common Stock (or securities convertible into such Common Stock), if after the consummation of the offer the person would be the beneficial owner of 15% or more of the combined voting power of the then outstanding securities of the Company, (iii) a consolidation or merger of the Company in which the Company is not the surviving corporation, or pursuant to which shares of Common Stock would be converted into cash, securities or other property (other than a merger of the Company in which holders of Common Stock prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before), (iv) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, or (v) a change of a majority of the members of the Board within a 12-month period, unless the election or nomination for election by the Stockholders of each new director during such 12-month period was approved by a vote of two-thirds of the directors then still in office who were on the Board at the beginning of such 12-month period.

                             DIRECTOR COMPENSATION

     Directors, other than those who are officers of the Company, receive the following compensation: membership on the Board -- $24,000 per annum; each committee membership -- $1,600 per annum; each committee chairmanship -- $1,600 per annum; attendance at each Board and committee meeting -- a per diem fee of $1,000. Directors who are officers of the Company receive no compensation for their services as directors.

NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     At the 1994 Annual Meeting, the Stockholders approved the Non-Employee Directors' Stock Option Plan ("Directors' Plan") for the purpose of attracting and retaining qualified persons for service as members of the Board. There were 100,000 shares of Common Stock reserved for issuance in accordance with the provisions of the Directors' Plan. The Directors' Plan is administered by the Nominating Committee.

     Under the Directors' Plan, options are granted only to non-employee members of the Board. No individual who is, at the time of grant, an employee of the Company will be eligible to receive options. Options granted under the Directors' Plan are nonqualified stock options and are not entitled to special income tax treatment under the Tax Code.

     No option may be exercised more than 10 years after the date such option is granted. Furthermore, in the event of the resignation or removal of an optionee as a director of the Company, the optionee shall have the right, not later than the earlier of (i) three months after such resignation or removal or (ii) the termination date of the option, to exercise the option. If an optionee shall retire because of age, die or become disabled while a director of the Company, the personal representative of the optionee or the person to whom such options have been transferred by will or by laws of descent and distribution, or the retiree or disabled optionee, shall have the right, not later than the earlier of (i) three years after such optionee's retirement, death or disability, or the number of months such director has served as a non-employee director, whichever is less, or (ii) the termination date of the option, to exercise such option.

     The grant of options to non-employee directors is nondiscretionary under the Directors' Plan. Each non-employee director of the Company at the time of adoption of the Directors' Plan was granted options to acquire 5,000 shares of Common Stock at $23.29 per share (an "Initial Stock Option Grant"). Each person who becomes a non-employee director of the Company after the adoption of the Directors' Plan shall be granted options to acquire 5,000 shares of Common Stock at the time such person first becomes a non-employee director of the Company (a "New Director Stock Option Grant"). On the date of each annual meeting or special meeting in lieu of annual meeting of the Stockholders, each person who continues to serve as a non-employee director of the Company immediately after such meeting shall be granted options to acquire 1,000 shares of Common Stock (an "Annual Stock Option Grant"); provided, that he or she has served as a non-employee director for at least six months prior to such meeting.

     In addition to the Initial Stock Option Grant, each person who (i) was a non-employee director of the Company at the time of adoption of the Directors' Plan and (ii) served as a non-employee director of the Company prior to June 21, 1993 was granted options to acquire 2,500 shares of Common Stock at $23.29 per share. The aggregate of such grant and the grant of options to acquire 5,000 shares of Common Stock shall be deemed an Initial Stock Option Grant for such director.

     The exercise price of any New Director Stock Option Grant and the Annual Stock Option Grant shall be the average closing price of the Common Stock on the NYSE for the 10 consecutive trading days immediately prior to the date of any such stock option grant. Notwithstanding the foregoing, the exercise price of any such option will in no event be less than 95% of the average closing price of the Common Stock on the NYSE for the 20 consecutive trading days immediately prior to the date of any such stock option grant.

     Under the Directors' Plan, Messrs. Hanau, McKee and Ripault were each granted options to acquire 7,500 shares of Common Stock, at $23.29 per share, and Messrs. Adams, Gerard, Hopkins, McDonald, Poole and Sight were each granted options to acquire 5,000 shares of Common Stock at $23.29 per share. Additionally, each of such individuals was granted an Annual Stock Option Grant immediately following the 1994 and 1995 Annual Meetings of Stockholders at an exercise price of $22.71 and $16.815 per share, respectively.

RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

     On October 13, 1994, the Board adopted the Retirement Plan for Non-Employee Directors (the "Directors' Retirement Plan") for the purpose of attracting and retaining qualified persons for service as members of the Board. The Directors' Retirement Plan is administered by the Nominating Committee.

     To be eligible for participation in the Directors' Retirement Plan, a director must have served as a non-employee director of the Company for five full calendar years (which need not be consecutive) since January 1, 1985 whether or not such director is a director upon retirement.

     An eligible director's annual "Normal Retirement Benefit" under the Directors' Retirement Plan equals 100% of such eligible director's "Base Retainer" (defined as regular annual active service retainer for service as a member of the Board in effect on the date of retirement, exclusive of any other fees for serving on committees of the Board, attending meetings of the Board or committees thereof or otherwise paid for services rendered to the Company) payable in equal monthly installments and continuing for the number of full months of service as a non-employee director from January 1, 1985 to the month prior to retirement (whether or not after age 65), less a certain number of months in the case of directors who received accrued retirement benefits in a lump sum payment upon termination as of December 31, 1988 of the Non-Employee Directors' Retirement Plan in effect as of January 1, 1985.

     An eligible director who elects to retire from the Board prior to age 65 may elect to receive an early retirement benefit commencing at age 55 in an amount equal to his Normal Retirement Benefit minus 5% for each year prior to age 65 that the director elects early retirement, but not more than a 50% reduction in Normal Retirement Benefits.

     An eligible director may elect to receive a lump sum payment, in lieu of his Normal Retirement Benefit or early retirement benefits, payable at the time when his benefit payments would otherwise commence, in an amount equal to the present value of the benefit payments to be received.

     Upon commencement of periodic benefit payments, such payments will be adjusted on January 1 of each year for increases in the cost of living in the preceding year, as measured by the Consumer Price Index -- U.S. City Average, as published by the Bureau of Labor Statistics of the United States Department of Labor.

     Normal Retirement Benefit payments commence in the month following the eligible director's retirement or 65th birthday, whichever is later. Early retirement benefit payments commence in the month following the eligible director's early retirement or 55th birthday, whichever is later.

               REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee administers the Company's executive compensation program and makes specific recommendations to the Board for salaries, incentive bonuses and stock option plans. The Compensation Committee is composed of four independent, non-employee directors. See "Committees of the Board of Directors."

     The Company's executive compensation program (which excludes the Chairman and President of the Company, whose respective Employment Agreements provide for the terms of their base and incentive compensation) is intended to attract, retain and motivate highly qualified executives for the Company and to create an incentive to increase Stockholder value. This policy is implemented through payment of salaries and bonuses, the granting of stock options and the payment of universal life insurance premiums, as well as medical benefits, 401(k) contributions and profit sharing plan contributions which are available to employees of the Company.

     Salaries. The Compensation Committee is responsible for recommending for each fiscal year the base salary levels for the executive officers of the Company. In developing salary recommendations for the year ended December 31, 1995, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in the Company's business. The Compensation Committee confirmed that the base salaries for the executive officers were consistent with its objective of setting base salaries within reasonable ranges for similar positions in comparatively-sized companies by reviewing a composite compensation survey for residential builders, as well as public filings of various residential builders. Such survey and filings included various companies which were in the Company's peer group. See "Stock Performance Graph." In recommending base salary levels, the Compensation Committee also considers each executive officer's experience level and potential for significant contributions to the Company's profitability and the Company's goal of retaining and motivating highly qualified executive officers in a highly competitive and mobile industry.

     Bonuses. An annual incentive bonus plan for the executive officers (other than Messrs. Strudler and Heimbinder) has been structured to provide financial incentives which are related to the Company's profitability and are utilized to recognize the executive's individual contributions to the Company. The annual bonus plan is also intended to reward executive officers for exceptional performance. Under the 1995 Program, an incentive compensation pool in an amount equal to the lesser of $700,000 or 2% of the Company's pre-tax income for the fiscal year ended December 31, 1995 has been established to be distributed to the executive officers based upon evaluation of the following factors:

          1) A review of the profit and loss of the Company as compared to the projected profit and loss for the fiscal year as set forth in the Company's business plan.

          2) A review of the cash flow of the Company as compared to the projected cash flow for the fiscal year as set forth in the Company's business plan.

          3) The overall performance of the Company in comparison to competitive industry performance, taking into consideration an analysis of rates of growth, return on equity and return on sales.

          4) The incentive bonus payments by competitors in relation to the proposed bonus payments to the Company's executive officers.

          5) All other actions and activities by the executive officers in the fulfillment of their tasks as an officer to maximize Stockholder value.

     The amount of the payments allocated to each executive officer from the incentive pool is determined by the Board (upon the recommendation of the Compensation Committee) in its sole discretion; provided that the maximum incentive compensation payable to any officer for fiscal year 1995 will not exceed 75% of the base salary of such officer. An executive officer will only be entitled to receive incentive compensation from the incentive pool if the officer is employed by the Company during the entire fiscal year.

     Stock Options. Long-term incentives to remain in the employ of the Company are provided through grants of stock options to key employees, including officers and managerial or supervisory employees who are salaried employees of the Company. The amount of the awards reflect the officer's position and ability to influence the Company's overall performance. Options are intended to provide officers with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of officers with the interests of Stockholders and to attract and retain qualified employees.

     Restricted Stock Plan. In 1995, long-term incentives through grants of restricted stock were provided to key employees, including officers and presidents of operations. These restricted stock grants vest over time, including on an accelerated schedule if the Company's financial performance achieves certain specified targets.

     Compliance with Internal Revenue Code Section 162(m). With respect to
Section 162(m) of the Tax Code, the Compensation Committee does not expect "applicable employee remuneration" for any "covered employee" (as such terms are defined in the Tax Code) of the Company to exceed $1,000,000 for the year ended December 31, 1995. It is the policy of the Compensation Committee to structure compensation to minimize the amount that could be subject to the $1,000,000 limitation on corporate tax deductions under Section 162(m) of the Tax Code, while maintaining flexibility to take actions which it deems to be in the best interest of the Company and its Stockholders but which may result in the payment of certain amounts that are not deductible. Pursuant to the Employment Agreements, a portion of any compensation otherwise payable may be deferred in certain circumstances if it would otherwise not be deductible by the Company because of the limitations set forth in Section 162(m) of the Tax Code.

     Chairman and President Compensation. The compensation for Mr. Strudler, the Chairman and Co-Chief Executive Officer of the Company, and Mr. Heimbinder, the President, Co-Chief Executive Officer and Chief Operating Officer of the Company, is based on their respective Employment Agreements, which were amended and restated as of October 17, 1995 upon approval by the Board (based on a recommendation of the Compensation Committee), and have been in effect since 1986, as amended from time to time. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." Mr. Strudler's base salary for 1995 was $425,000 and Mr. Heimbinder's base salary for 1995 was $415,000. Such base salaries were determined by the Board (based on a recommendation of the Compensation Committee), after reviewing the base salary increases for Messrs. Strudler and Heimbinder over the past several years, the comparable salaries of chief executive officers and chief operating officers of other homebuilding companies as set forth in the composite compensation survey for residential builders employed by the Compensation Committee in determining the other executive officer compensation and public filings of various residential builders (some of which were included in the Company's peer group (See "Stock Performance Graph"), and the Company's performance during 1994. In 1995, the incentive bonus paid to Mr. Strudler was $526,223, and the incentive bonus paid to Mr. Heimbinder was $526,223, based upon a formula set forth in the Employment Agreements. The compensation framework of the Employment Agreements is consistent with the Compensation Committee's policy to provide incentives to executive officers with rewards related to the Company's profitability and to recognize executive officer's individual contributions to the Company.

                                         Compensation and Stock Option Committee

                                         Charles A. McKee, Chairman
                                         Steven L. Gerard
                                         Kenneth J. Hanau, Jr.
                                         James W. Sight

                            STOCK PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change during the five years ended December 31, 1995 in (i) the total Stockholder return on the Common Stock with (ii) the total return on the Standard & Poor's 500 Stock Index and (iii) the total stockholder return on the common stock of a peer group consisting of 10 companies engaged in homebuilding activities. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement periods, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by
(ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on December 31, 1990 and June 22, 1993 for preparation of the graph.

                              [PERFORMANCE GRAPH]

      Measurement Period           U.S. Home
    (Fiscal Year Covered)         Corporation       S&P 500       Peer Group
1990                                       100             100             100
1991                                     76.89          130.48          200.85
1992                                    184.66          140.46          238.39
6/21/93                                 461.65          147.30          245.86
6/22/93                                    100             100             100
12/31/93                                126.79          104.97          123.21
1994                                     76.79          106.35           76.47
1995                                    138.69          146.32          106.57

     The first period shown on the graph (left of the double vertical bar) is from December 31, 1990 to June 21, 1993 and includes the Company's shares of common stock, $0.10 par value per share, that were outstanding and traded prior to the effective date of the Company's Chapter 11 plan of reorganization. Pursuant to the provisions of the Company's Chapter 11 plan of reorganization, all shares of such common stock were cancelled on June 21, 1993 and .077480 shares of Common Stock and Class B Warrants to purchase .042036 shares of Common Stock were issued for each old share of common stock.

     The second period shown on the graph (right of the double vertical bar) is from June 22, 1993 to December 31, 1995 and includes the Company's current shares of Common Stock. The graph does not include the value of the Class B Warrants.

     The peer group index is composed of the following homebuilding companies:
Centex Corporation, Continental Homes Holding Corp., Del Webb Corp., Hovnanian Enterprises, Inc., Kaufman & Broad Home Corporation, Lennar Corporation, MDC Holdings, Inc., Pulte Corporation, The Ryland Group, Inc. and Standard Pacific Corp.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during the year ended December 31, 1995 were Messrs. Gerard, Hanau, McKee and Sight. No such person was an officer or employee of the Company during the year ended December 31, 1995 or was formerly an officer of the Company.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's outstanding shares of Common Stock and Convertible Preferred Stock beneficially owned as of March 1, 1996, by (i) each director of the Company, (ii) the Chairman and Co-Chief Executive Officer and each of the four most highly compensated executive officers of the Company (other than the Chairman and Co-Chief Executive Officer), (iii) all directors and executive officers of the Company as a group and (iv) each person who owns more than five percent of the Common Stock or the Convertible Preferred Stock. All information with respect to beneficial ownership has been furnished to the Company by the parties below.

                                                                                CONVERTIBLE PREFERRED
                                                  COMMON STOCK                          STOCK
                                         -------------------------------      --------------------------
                                         NUMBER OF SHARES       PERCENT       NUMBER OF         PERCENT
           BENEFICIAL OWNERS             (1)(2)(3)(4)(5)        OF CLASS       SHARES           OF CLASS
---------------------------------------- ----------------       --------      ---------         --------
Glen Adams..............................         7,000                 *            --                --
Steven L. Gerard........................         7,000                 *            --                --
Kenneth J. Hanau, Jr....................         9,790                 *            --                --
Isaac Heimbinder........................       152,441(6)(7)        1.36%           --                --
Malcolm T. Hopkins......................         9,000                 *            --                --
Jack L. McDonald........................         7,000                 *            --                --
Charles A. McKee........................        11,535(8)              *            --                --
George A. Poole, Jr.....................         9,000                 *            --                --
Herve Ripault...........................        10,365                 *            --                --
James W. Sight..........................         7,000                 *            --                --
Robert J. Strudler......................       150,544(6)           1.34%           --                --
Craig M. Johnson........................        30,830                 *            --                --
Chester P. Sadowski.....................        27,269                 *            --                --
Richard G. Slaughter....................        26,703(6)              *            --                --
All directors and executive officers of
  the Company as a group................       535,985              4.77%          261                 *

FMR Corp.
  82 Devonshire Street
  Boston, MA 02109(9)...................     1,551,845             13.80%       45,000             14.16%

Loomis, Sayles & Company, L.P
  One Financial Center, 34th Floor
  Boston, MA 02111(10)..................     1,715,432             15.25%           --                --

---------------

  *  Less than 1%.

 (1) Includes options which are fully exercisable pursuant to the Company's 1993 Employees' Stock Option Plan for the following number of shares of Common
     Stock: Mr. Heimbinder -- 86,668; Mr. Strudler -- 86,668; Mr.
     Johnson -- 8,335; Mr. Sadowski -- 8,335; Mr. Slaughter -- 8,335; and all executive officers of the Company as a group -- 219,344.

 (2) Includes shares of Common Stock issued in connection with the Employee Stock Plan. See "Executive Compensation -- Summary Compensation Table." The number of shares of Common Stock issued pursuant to the Employee Stock Plan for 1994 incentive compensation are as follows: Mr. Heimbinder -- 5,420; Mr. Strudler -- 5,559; Mr. Johnson -- 730; Mr. Sadowski -- 730; Mr. Slaughter -- 730; and all executive officers of the Company as a group -- 14,803.

     Messrs. Heimbinder and Strudler elected to be included in the Plan for purposes of their 1994 incentive compensation. The number of shares of Common Stock issued pursuant to the Employee Stock Plan for 1995 incentive compensation are as follows: Mr. Johnson -- 546; Mr. Sadowski -- 519; Mr. Slaughter -- 519; and all executive officers of the Company as a group -- 2,889. The table does not include an approximately equal number of shares of Common Stock credited to Messrs. Johnson, Sadowski and Slaughter that have not yet vested under the Employee Stock Plan.

 (3) Includes shares of Common Stock issued in connection with the Restricted Stock Plan. See "Executive Compensation -- Summary Compensation Table." The number of shares of Common Stock issued pursuant to the Restricted Stock Plan are as follows: Messrs. Heimbinder, Strudler, Sadowski, Slaughter and Johnson each received 11,119 shares; and all executive officers of the Company as a group -- 88,952.

 (4) Includes fully exercisable options granted pursuant to the Directors' Plan to acquire the following number of shares of Common Stock: Mr.
     Adams -- 7,000; Mr. Gerard -- 7,000; Mr. Hanau -- 9,500; Mr.
     Hopkins -- 7,000; Mr. McDonald -- 7,000; Mr. McKee -- 9,500; Mr.
     Poole -- 7,000; Mr. Ripault -- 9,500 and Mr. Sight -- 7,000.

 (5) Includes Class B Warrants, exercisable at $20 per share, to acquire the following number of shares of Common Stock: Mr. Hanau -- 102; Mr.
     McKee -- 710; Mr. Ripault -- 21; Mr. Strudler -- 1,893; Mr. Sadowski -- 23; and all directors and executive officers of the Company as a group -- 4,102.

 (6) Excludes 55,000 shares of Common Stock held in the Company's Profit Sharing Plan, of which Messrs. Strudler, Heimbinder and Slaughter are each a trustee and in which each may be deemed to have an unallocated pecuniary interest to the extent of 195 shares; each of Messrs. Strudler, Heimbinder and Slaughter disclaim beneficial ownership of all such shares held by the Plan except those in which each has a pecuniary interest. Each of Messrs. Strudler, Heimbinder and Slaughter has shared voting and dispositive power over the 55,000 shares of Common Stock. Because of the delay in determining the nature and amount of the executive's pecuniary interest, the Form 4's reporting the pecuniary interests were not filed until April 18, 1995 by Mr. Heimbinder and April 19, 1995 by Messrs. Strudler and Slaughter rather than by March 10, 1995.

 (7) Excludes 12,196 shares of Common Stock and Class B Warrants, exercisable at $20 per share, to purchase 6,116 shares of Common Stock held in trust for Mr. Heimbinder's children. Mr. Heimbinder disclaims beneficial ownership of such shares and Warrants.

 (8) Excludes 775 shares of Common Stock and Class B Warrants, exercisable at $20 per share, to purchase 420 shares of Common Stock owned by Mr. McKee's wife. Mr. McKee disclaims beneficial ownership of such shares.

 (9) FMR Corp. beneficially owns, through its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), as an investment advisor to certain funds ("Fidelity Funds"), 1,292,945 shares of Common Stock, which amount includes 45,000 shares of Convertible Preferred Stock convertible into 45,000 shares of Common Stock, and through its wholly-owned subsidiary Fidelity Management Trust Company ("FMTC"), as trustee or managing agent to certain accounts ("Accounts"), 258,900 shares of Common Stock. Of the amounts held by FMR Corp., 555,645 shares of Common Stock (4.94% of the total outstanding amount of the Common Stock) and 45,000 shares of Convertible Preferred Stock (14.16% of the total outstanding amount of the Convertible Preferred Stock) are also beneficially owned by Fidelity Low Priced Stock Fund, a fund for which Fidelity serves as investment advisor. Each of FMR Corp., through its control of Fidelity, and the Fidelity Funds has sole dispositive power over 1,292,945 shares of Common Stock. Neither FMR Corp. nor Edward C. Johnson 3d, as chairman and holder of 12.0% of voting common stock of FMR Corp., has the sole power to vote or direct the voting of such shares, which power rests with the boards of trustees of the Fidelity Funds. Each of FMR Corp., through its control of FMTC, and the Accounts has sole dispositive power over 258,900 shares of Common Stock and power to vote or to direct the voting of such shares.

(10) Loomis, Sayles and Company, L.P. may be deemed to be the beneficial owner of such shares held by third party accounts under reporting requirements of the Exchange Act; however, Loomis, Sayles and Company, L.P. expressly disclaims beneficial ownership of such shares. Loomis, Sayles and Company, L.P. has or shares voting power and dispositive power over such shares.

                       1996 EMPLOYEES' STOCK OPTION PLAN
                                  (PROPOSAL 2)

     On December 7, 1995, the Board adopted the Company's 1996 Employees' Stock Option Plan (the "1996 Stock Option Plan") for the purpose of providing an incentive to key employees, including officers and managerial or supervisory employees who are salaried employees of the Company, to remain in the employ of the Company and to have a proprietary interest in the Company. There are 500,000 shares of Common Stock reserved for issuance under the 1996 Stock Option Plan.

     The full text of the 1996 Stock Option Plan is set forth as Exhibit A to this Proxy Statement. The principal features of the 1996 Stock Option Plan are summarized below.

     All officers and managerial or supervisory employees who are salaried employees of the Company, approximately 580 employees, including, but not limited to, corporate officers, presidents of operations and division presidents, are eligible to receive options under the 1996 Stock Option Plan.

     Options to be granted under the 1996 Stock Option Plan are intended to be designated as (i) "Incentive Stock Options" as defined in Section 422(b) of the Tax Code, (ii) nonqualified stock options or (iii) any combination of Incentive Stock Options and nonqualified stock options. In the event that a portion of an option cannot be treated as an Incentive Stock Option by reason of the limitations contained in Section 422 of the Tax Code, such portion will be treated as a nonqualified stock option.

     The grant of options under the 1996 Stock Option Plan is discretionary with the Board who shall also specify the terms under which the options become exercisable. The exercise price of any Incentive Stock Option and/or a nonqualified stock option granted under the 1996 Stock Option Plan shall be the closing price of the Common Stock on the NYSE on the day that such option is granted. Notwithstanding the foregoing, the exercise price of such option will in no event be less than 95% of the average of the daily last sale price of the Common Stock on the NYSE for the 20 consecutive trading days immediately prior to the date such option is granted, unless otherwise determined by the Board or the Committee (as defined below), as applicable. The 1996 Stock Option Plan became effective upon the date of adoption by the Board and options may be granted on or subsequent to such date, but no option may be exercised under the 1996 Stock Option Plan unless and until the 1996 Stock Option Plan shall have been approved by the Stockholders within 12 months after its adoption by the Board.

     No option may be exercised more than 10 years after the date such option is granted. Furthermore, in the event the optionee's employment with the Company is terminated for any reason other than for Cause (as defined in the applicable Option Agreement) or death or disability, the optionee retires or such optionee's employment with the Company is Constructively Terminated (as defined in the applicable Option Agreement), the optionee shall have the right, not later than the earlier of (i) three months after such termination or retirement or (ii) the termination date of the option, to exercise the option. If an optionee shall die or become disabled while an employee of the Company, the personal representative of the optionee or the person to whom such options have been transferred by will or by laws of descent and distribution, or the disabled optionee, shall have the right, not later than the earlier of (i) one year after such optionee's death or disability, or (ii) the termination date of the option, to exercise such option.

     The Common Stock issuable under the 1996 Stock Option Plan will be registered pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933, as amended. The 1996 Stock Option Plan will be administered by the Board who may from time to time appoint a committee (the "Committee") and may delegate to the Committee full power and authority to take any action required or permitted to be taken by the Board under the 1996 Stock Option Plan. The Committee will be comprised of at least three members of the Board, all of whom are to be "disinterested persons" for purposes of Rule 16b-3 of the Exchange Act and "outside directors" for the purposes of Section 162(m) of the Tax Code. The Board has authorized the Compensation Committee to administer the Plan.

     The Board may at any time terminate, amend or modify the 1996 Stock Option Plan in any respect it deems suitable; provided, however, no such action of the Board, without the approval of the Stockholders, may (i) materially increase the benefits accruing to employees eligible to receive options under the 1996 Stock Option Plan, (ii) materially increase the total amount of Common Stock for which options may be awarded under the 1996 Stock Option Plan or (iii) materially modify the requirements for participation in the 1996 Stock Option Plan; provided, further, that no amendment, modification or termination of the 1996 Stock Option Plan may (A) in any manner affect any option theretofore granted under the 1996 Stock Option Plan without the consent of the holder or (B) modify the allocation of options to the persons designated by the Board or the Committee, as applicable.

     Tax Considerations

     A recipient who receives an option grant under the 1996 Stock Option Plan will not have to recognize any income at the time the option is granted. The recipient of a Incentive Stock Option will generally recognize income at the time the shares received on exercise are disposed of in an amount equal to the difference between the amount realized and the option price. The Company will not receive a Federal income tax deduction in connection with either the grant or exercise of the Incentive Stock Option. The recipient of a nonqualified stock option will recognize income at the time the option is exercised in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to a deduction at the time and in the same amount as the recipient of a nonqualified stock option recognizes income upon exercise. Special rules regarding the timing of income will apply to a recipient who is subject to the insider trading rules of Section 16(b) of the Exchange Act. Income attributable to options granted under the 1996 Stock Option Plan should not be subject to the limitations on deductibility contained in Section 162(m) of the Tax Code.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1996 STOCK OPTION PLAN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the shares of Stock present in person or represented by Proxy and entitled to vote at the Meeting is required for approval of Proposal 2.

                       RATIFICATION OF THE APPOINTMENT OF
                        ARTHUR ANDERSEN LLP AS AUDITORS
                                  (PROPOSAL 3)

     The Board, upon recommendation of the Audit Committee, has appointed, subject to ratification by Stockholders, the firm of Arthur Andersen LLP, independent public accountants, to examine the financial statements of the Company for 1996. Arthur Andersen LLP has been employed by the Company as its independent auditors for more than 25 years. Stockholders are asked to ratify the action of the Board in making such appointment.

     Representatives of Arthur Andersen LLP will attend the Meeting and may make a statement if they so desire. They also will be available to respond to appropriate questions.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the shares of Stock cast thereon is required for the ratification of the appointment of auditors.

                                 OTHER BUSINESS

     Management of the Company knows of no business to be brought before the Meeting other than the election of Directors, the adoption of the 1996 Stock Option Plan and ratification of the appointment of auditors as set forth in the Notice of Annual Meeting. If any other proposals come before the Meeting, it is intended that the shares of Stock represented by Proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the Proxies.

                             STOCKHOLDER PROPOSALS

     Proposals by Stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company on or before November 20, 1996 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of this Proxy Statement.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON.

                                          On Behalf of the Board of Directors

                                          RICHARD G. SLAUGHTER
                                          Secretary

Houston, Texas
March 20, 1996

                                                                       EXHIBIT A

                             U.S. HOME CORPORATION
                       1996 EMPLOYEES' STOCK OPTION PLAN

     1. PURPOSES.

     The 1996 Employees' Stock Option Plan (the "Stock Option Plan") is intended to provide an incentive for key employees of U.S. Home Corporation (the "Company") and its subsidiaries and divisions in order to encourage them to remain in the employ of the Company and contribute to the Company's success by granting them stock options.

     2. ADMINISTRATION.

     (a) The Board of Directors of the Company (the "Board") will (i) administer the Stock Option Plan, (ii) establish, subject to the provisions of the Stock Option Plan, such rules and regulations as it may deem appropriate for the proper administration of the Stock Option Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Stock Option Plan or the options issued thereunder as it may deem necessary or advisable.

     (b) The Board may from time to time appoint a Committee (the "Committee") which will be comprised of at least three members of the Board, all of whom are to be disinterested persons (as defined herein) and outside directors (as defined herein), and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Stock Option Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Board, if each member is a disinterested director and outside director, or the Committee, as applicable, will hereinafter be referred to as the "Administrator."

     (c) For the purposes hereof, (i) a "disinterested person" is a person who, on a given date, is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii) an "outside director" is a director who, on a given date, is an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

     3. STOCK.

     The stock (the "Stock") to be made the subject of an option under the Stock Option Plan will be the shares of common stock, $.01 par value per share, of the Company, whether authorized and unissued or treasury stock. The total amount of Stock for which options may be granted under the Stock Option Plan will not exceed, in the aggregate, 500,000 shares, subject to adjustment in accordance with the provisions of Section 11 hereof. Any shares of Stock which were the subject of unexercised portions of any terminated or expired options may again be subject to the grant of options under the Stock Option Plan.

     4. AWARD OF OPTIONS.

     (a) The Administrator may award options to those Officers (as defined herein) selected by the Administrator in the amounts determined by the Administrator, provided that the maximum number of shares of Stock which may be the subject of options granted to any individual in any calendar year is 250,000. Such options will be exercisable in accordance with the terms hereof.

     (b) The Administrator may, at any time prior to the expiration of 10 years from the date on which the Stock Option Plan is adopted, authorize the granting of options to such members of that class of the Company's key employees consisting of the officers and managerial or supervisory personnel, who are salaried employees of the Company (the "Officers"), as it may select, and in such amounts and in such installments as it will designate, subject to the provisions of this Section. The Administrator, in its sole discretion, will designate such options as (i) "Incentive Stock Options" within the meaning of
Section 422 of the IRC,

(ii) other stock options subject to the terms and conditions set forth herein ("Nonqualified Stock Options") or (iii) any combination of Incentive Stock Options and Nonqualified Stock Options. In the event that any portion of an option cannot be exercised as an Incentive Stock Option by reason of the limitation contained in Section 422(d) of the IRC, such portion will be treated as a Nonqualified Stock Option.

     (c) No person will be eligible to receive or hold an Incentive Stock Option under the Stock Option Plan if, immediately after such option is granted, such person owns (within the meaning of Section 422 of the IRC) stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company.

     (d) All Incentive Stock Options will be evidenced by a written agreement in substantially the form of Exhibit A annexed hereto, and all Nonqualified Stock Options will be evidenced by a written agreement in substantially the form of Exhibit B annexed hereto (each an "Option Agreement").

     5. PRICE.

     (a) The exercise price of an option will be the closing price of the Stock on the New York Stock Exchange ("NYSE") on the day that such option is granted if a sale is executed on such Exchange on that day, and if there was no such sale, the price will be the closing price of the Stock on the last preceding day on which a sale was executed. Notwithstanding the foregoing, the exercise price of such option will in no event be less than 95% of the average of the daily last sale prices of the Stock on the NYSE (or if no sale takes place on any such day on the NYSE, the average of the last reported closing bid and asked prices on such day as officially quoted on the NYSE) for the 20 consecutive trading days immediately prior to the date such option is granted, unless otherwise determined by the Administrator.

     (b) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the NYSE on the date the particular option is granted, the exercise price will be not less than the fair market value of the shares of Stock covered by the option at the time that the option is granted, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

     6. TERM.

     Subject to Sections 8 and 9 hereof, an option may be exercised by the holder thereof (a "Holder") at such times and in such installments, if any, as may be specified in such Holder's Option Agreement, which will provide that no option will be exercised in any amount later than 10 years from the date such option was granted.

     7. TRANSFERABILITY.

     No option will be transferable by a Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended("ERISA"). During the lifetime of a Holder, the option will be exercisable only by such Holder. An Officer who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws.

     8. TERMINATION OF EMPLOYMENT.

     Except to the extent otherwise specified by the Administrator, if, on or after the date an option is granted under the Stock Option Plan, (i) (A) a Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as defined in the applicable Option Agreement), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the Board, or (C) such Holder's employment with the Company is Constructively Terminated (as defined in the applicable Option Agreement), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment or retirement, except to the extent that such option theretofore will have been exercised, or (ii) a Holder's employment with the Company is terminated (A) by the Company for Cause, or (B) by the Holder for any reason other than due to (x) such Holder being Constructively Terminated, (y) such Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board or (z) such Holder's death or disability, the right to exercise the option will thereupon terminate.

     9. DEATH OR DISABILITY.

     (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 9, if a Holder's employment with the Company is terminated because of disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment, except to the extent that such option theretofore has been exercised.

     (b) Except to the extent otherwise specified by the Administrator, if a Holder dies while in the employ of the Company or within three months after termination of employment with the Company because of disability, such Holder's personal representative or the person or persons to whom the option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of such Holder's death or (ii) the termination date of the option, to exercise such option, to the extent the right to exercise such option shall have accrued at the date of death or disability, except to the extent such option theretofore will have been exercised.

     10. PAYMENT FOR STOCK.

     (a) The purchase price of Stock issued upon exercise of options granted hereunder will be paid in full on the date of purchase. Payment will be made either in cash or such other consideration as the Administrator deems appropriate, including, without limitation, Stock already owned by the Holder or Stock to be acquired by the Holder upon exercise of the option having a total fair market value, as determined by the Administrator, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

     (b) The Company may make loans to such Holders as the Administrator, in its discretion, may determine in connection with the exercise of options granted under the Stock Option Plan; provided, however, that the Administrator will have no discretion to authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h) of the IRC) of any Incentive Stock Option. Such loans will be subject to the following terms and conditions and such other terms and conditions as the Administrator will determine not inconsistent with the Stock Option Plan. Such loans will bear interest at such rates as the Administrator will determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Holder. No loan will have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Administrator. When a loan is made, the Holder will pledge to the Company shares of Stock having a fair market value at least equal to the principal amount of the loan. Every loan will comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction over the Company.

     (c) Stock will not be issued upon the exercise of options unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of such options have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe, including, without limitation, payment of any such taxes by exchanging shares of Stock previously owned by the Holder or acquired upon the exercise of an option.

     11. STOCK ADJUSTMENTS.

     (a) The total amount of Stock for which options may be granted under the Stock Option Plan and option terms (both as to the number of shares of Stock and the price of the option) will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, or a reclassification of the Stock, and (in accordance with the provisions contained in the following paragraph) in the event of a consolidation or a merger in which the Company will be the surviving corporation.

     (b) After any merger of one or more corporations into the Company in which the Company will be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Holder will, at no additional cost, be entitled, upon any exercise of his option, to receive, in lieu of the number of shares of Stock as to which such option will then be so exercised, the number and class of shares of stock, other securities or other consideration to which such Holder would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Holder had been a Holder of record of a number of shares of Stock equal to the number of shares for which such option may then be so exercised. Comparable rights will accrue to each Holder in the event of successive mergers or consolidations of the character described above.

     (c) In the event of any sale of all or substantially all of the assets of the Company, or any merger of the Company into another corporation, or any dissolution or liquidation of the Company or, in the discretion of the Board, any consolidation or other reorganization in which it is impossible or impracticable to continue in effect any options, all options granted under the Stock Option Plan and not previously exercised will become exercisable by Holders who are at such time in the employ of the Company or any of its subsidiaries or divisions, commencing 10 days before the scheduled closing of such event, and will terminate unless exercised at least one business day before the scheduled closing of such event; provided, that any such exercise will be conditioned on the closing of such transaction; and provided further, that the Administrator may, in its discretion, require instead that all options granted under the Stock Option Plan and not previously exercised will be assumed by such other corporation on the basis provided in the preceding paragraph.

     (d) The adjustments described in this Section 11 and the manner of application of the foregoing provisions will be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

     12. RIGHTS AS A STOCKHOLDER.

     A Holder or a transferee of an option will have no rights as a stockholder with respect to any share of Stock covered by such Holder's option until such Holder has become the Holder of record of such share of Stock, and, except for stock dividends as provided in Section 11 hereof, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he will become the holder of record thereof.

     13. AMENDMENT AND TERMINATION.

     The Board may at any time terminate, amend or modify the Stock Option Plan in any respect it deems suitable; provided, however, that no such action of the Board, without the approval of the stockholders of the Company, may (i) materially increase the benefits accruing to employees eligible to receive options under the Stock Option Plan, (ii) materially increase the total amount of Stock for which options may be granted under the Stock Option Plan or (iii) materially modify the requirements for participation in the Stock Option Plan; provided, further, that no amendment, modification or termination of the Stock Option Plan may (A) in any manner affect any option theretofore granted under the Stock Option Plan without the consent of the then Holder or (B) modify the allocation of options to the persons designated by the Administrator.

     14. INVESTMENT PURPOSE.

     At the time of exercise of any option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder to (i) represent in writing to the Company that it is such Holder's then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable securities laws.

     15. RIGHT TO TERMINATE EMPLOYMENT.

     Nothing contained herein or in any Option Agreement will restrict the right of the Company to terminate the employment of any Holder at any time, with or without Cause.

     16. FINALITY OF DETERMINATIONS.

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Stock Option Plan by the Administrator will be final and be binding and conclusive for all purposes.

     17. INDEMNIFICATION OF DIRECTORS.

     Each director of the Company will be indemnified by the Company against all costs and expenses reasonably incurred by such director in connection with any action, suit or proceeding to which he or she or any of the other directors may be a party by reason of any action taken or failure to act under or in connection with the Stock Option Plan, or any option granted thereunder, and against all amounts paid by the other directors in settlement thereof (provided such settlement will be approved by independent legal counsel) or paid by the other directors in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a director of the Company will notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such director undertakes to handle it on his or her own behalf.

     18. SUBSIDIARY AND PARENT CORPORATIONS.

     Unless the context requires otherwise, references under the Stock Option Plan to the Company will be deemed to include any divisions of the Company and any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 424 of the IRC.

     19. GOVERNING LAW.

     The Stock Option Plan will be governed by the laws of the State of Delaware.

     20. EFFECTIVE DATE.

     The Stock Option Plan will become effective upon the date of its adoption by the Board and options may be granted on or subsequent to such date but no option may be exercised under the Stock Option Plan unless and until the Stock Option Plan shall have been approved by the stockholders of the Company within 12 months after its adoption by the Board. If the Stock Option Plan is not so approved by the stockholders, all options granted hereunder shall be null and void.

     21. OVERRIDE.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under the Stock Option Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. To the extent any provision of the Stock Option Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

                                                                       EXHIBIT A
                                                     (TO 1996 STOCK OPTION PLAN)

                             U.S. HOME CORPORATION
                       1996 EMPLOYEES' STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     OPTION AGREEMENT, dated as of             ,      between U.S. HOME
CORPORATION, a Delaware corporation (the "Company"), and                (the
"Holder").

     1. PURPOSE.

     The purpose of this Incentive Option Agreement (this "Agreement") is to set forth the terms and conditions of the incentive stock option granted to the Holder under the U.S. Home Corporation 1996 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

     2. GRANT OF OPTION.

     The Company hereby grants to the Holder an option (the "Option") to
purchase all or any part of an aggregate of           shares of the Company's
common stock, $.01 par value per share (the "Stock"), at a price of $     * per
share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"); provided, however, that to the extent that any portion of this Option cannot be exercised as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the IRC, such portion will be treated as a Nonqualified Stock Option.

     3. TERM OF OPTION.

     (a) Subject to Sections 4 and 5 hereof, the Option shall be exercisable as follows:





     (b) The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

     4. TERMINATION OF EMPLOYMENT.

     (a) Except to the extent otherwise specified by the Administrator, if, on or after the date an Option is granted under the Stock Option Plan, (i)(A) the Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) the Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the Option to exercise the Option, to the extent the right to exercise such Option will have accrued at the date of such termination of employment or retirement, except to the extent

---------------

* To be determined pursuant to Section 5 of the Stock Option Plan.

that such Option theretofore will have been exercised, or (ii) the Holder's employment with the Company is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to (x) the Holder being Constructively Terminated, (y) the Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, or (z) the Holder's death or disability, the right to exercise the Option will thereupon terminate.

     (b) For purposes of this Agreement, the term "Cause" means (i) the Holder's continuing willful failure to perform his or her duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his duties with respect to the Company, (iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or
(iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

     (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of the Holder's base salary, (ii) a material reduction in the Holder's job function, duties or responsibilities or (iii) a required relocation of the Holder of more than 50 miles from the Holder's current job location; provided, however, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless the Holder actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

     5. DEATH OR DISABILITY.

     (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

     (b) Except to the extent otherwise specified by the Administrator, if the Holder dies while in the employ of the Company or within three months after termination of his or her employment with the Company or any Subsidiary or division thereof because of his or her disability, his personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

     6. TRANSFERABILITY.

     The Option will not be transferable by the Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of the Holder, the Option will be exercisable only by such Holder. If the Holder acquires Stock hereunder, he or she will only transfer such Stock in compliance with applicable federal and state securities laws.

     7. PAYMENT OF EXERCISE PRICE.

     Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

     8. ADJUSTMENT TO OPTION.

     The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

     9. NO RIGHTS AS STOCKHOLDER.

     The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until he or she has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

     10. NO RIGHT TO CONTINUED EMPLOYMENT.

     Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

     11. REPRESENTATIONS.

     At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

     12. GOVERNING LAW.

     This Agreement will be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                           U.S. HOME CORPORATION

                                           By:
                                              --------------------------------
                                            Name:
                                            Title:

                                           HOLDER
                                           -----------------------------------
                                                         Signature

                                           Name:
                                                -------------------------------
                                           Address:
                                                   ----------------------------
                                                   ----------------------------

                                                                      SCHEDULE 1

U.S. Home Corporation
1800 West Loop South
Houston, Texas 77252

Attention: Secretary

          Re: Notice of Exercise of Incentive Stock Option

Dear Sir:

     I am the holder of the below-described incentive stock option granted under the U.S. Home Corporation (the "Company") 1996 Employees' Stock Option Plan:

                         NUMBER OF SHARES
                            SUBJECT TO           EXERCISE PRICE
 DATE OF OPTION               OPTION               PER SHARE
-----------------        ----------------        --------------


     I hereby exercise my option to purchase           shares of the common
stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

     In making this purchase, I hereby represent to you as follows:

          1. I am purchasing these shares for my own account for investment and without any present intention of disposing of the shares by public offering or otherwise.

          2. I will not dispose of the shares unless a registration statement under the Securities Act of 1933, as amended, and applicable state securities and "blue sky" laws covering the shares is in effect or, in the opinion of counsel to the Company, an exemption from such registration is available.

Dated:                  ,

                                            Very truly yours,

                                            ---------------------------------
                                            Signature

                                            Name:
                                                 ----------------------------
                                            Address:
                                                    -------------------------
                                                    -------------------------

                                                                       EXHIBIT B
                                                     (TO 1996 STOCK OPTION PLAN)

                             U.S. HOME CORPORATION
                       1996 EMPLOYEES' STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT

     OPTION AGREEMENT, dated as of                ,      between U.S. HOME
CORPORATION, a Delaware corporation (the "Company"), and
(the "Holder").

     1. PURPOSE.

     The purpose of this Nonqualified Stock Option Agreement (this "Agreement") is to set forth the terms and conditions of the stock option granted to the Holder under the 1996 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part of hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

     2. GRANT OF OPTION.

     The Company hereby grants to the Holder an option (the "Option") to
purchase all or any part of an aggregate of           shares of the Company's
common stock, $.01 par value per share (the "Stock"), at a price of $          *
per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

     3. TERM OF OPTION.

     (a) Subject to Sections 4 and 5 hereof, the Option shall be exercisable as follows:

     (b) The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

     4. TERMINATION OF EMPLOYMENT.

     (a) Except to the extent otherwise specified by the Administrator, if, on or after the date an Option is granted under the Stock Option Plan, (i) (A) the Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) the Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the Option, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment or retirement, except to the extent

---------------

* To be determined pursuant to Section 5 of the Stock Option Plan.

that the Option theretofore will have been exercised or (ii) the Holder's employment with the Company is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to (x) the Holder being Constructively Terminated, (y) the Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, or (z) the Holder's death or disability, the right to exercise the Option will thereupon terminate.

     (b) For purposes of this Agreement, the term "Cause" will mean (i) the Holder's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his or her duties with respect to the Company, (iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or (iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

     (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of the Holder's base salary, (ii) a material reduction in the Holder's job function, duties or responsibilities or (iii) a required relocation of the Holder of more than 50 miles from such Holder's current job location; provided, however, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless the Holder actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

     5. DEATH OR DISABILITY.

     (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

     (b) Except to the extent otherwise specified by the Administrator, if the Holder dies while in the employ of the Company or any subsidiary or division thereof or within three months after termination of his or her employment with the Company because of his or her disability, his or her personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

     6. TRANSFERABILITY.

     The Option will not be transferable by the Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of the Holder, the Option will be exercisable only by such Holder. If the Holder acquires Stock hereunder, he or she will only transfer such Stock in compliance with applicable federal and state securities laws.

     7. PAYMENT OF EXERCISE PRICE.

     Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

     8. ADJUSTMENT TO OPTION.

     The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

     9. NO RIGHTS AS STOCKHOLDER.

     The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until such person has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

     10. NO RIGHT TO CONTINUED EMPLOYMENT.

     Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

     11. REPRESENTATIONS.

     At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

     12. GOVERNING LAW.

     This Agreement will be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                            U.S. HOME CORPORATION

                                            By:
                                               -------------------------------
                                              Name:
                                              Title:

                                            HOLDER

                                            -----------------------------------
                                                         Signature

                                            Name:
                                                 ------------------------------
                                            Address:
                                                    ---------------------------
                                                    ---------------------------

                                                                      SCHEDULE 1

U.S. Home Corporation
1800 West Loop South
Houston, Texas 77252

Attention: Secretary

          Re: Notice of Exercise of Nonqualified Stock Option

Dear Sir:

     I am the holder of the below-described nonqualified stock option granted under the U.S. Home Corporation (the "Company") 1996 Employees' Stock Option
Plan:

                         NUMBER OF SHARES
                            SUBJECT TO           EXERCISE PRICE
 DATE OF OPTION               OPTION               PER SHARE
-----------------        ----------------        --------------


     I hereby exercise my option to purchase           shares of the common
stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

     In making this purchase, I hereby represent to you as follows:

          1. I am purchasing these shares for my own account for investment and without any present intention of disposing of the shares by public offering or otherwise.

          2. I will not dispose of the shares unless a registration statement under the Securities Act of 1933, as amended, and applicable state securities and "blue sky" laws covering the shares is in effect or, in the opinion of counsel to the Company, an exemption from such registration is available.

Dated:                  ,

                                            Very truly yours,

                                            -------------------------------
                                            Signature

                                            Name:
                                                 --------------------------

                                            Address:
                                                    -----------------------
                                                    -----------------------

                             U.S. HOME CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P       The undersigned hereby appoints ROBERT J. STRUDLER and ISAAC HELMBINDER, and each of them, with full power of substitution, as proxies of the R undersigned to vote all of the shares of capital stock of U.S. Home
   Corporation the undersigned is entitled to vote, with all powers the O undersigned would possess if personally present, at the Annual Meeting of
   Stockholders of U.S. Home Corporation, a Delaware corporation, to be held
X at the Omni Hotel, Four Riverway, Houston, Texas, at 10:00 a.m., local time, on Wednesday, April 24, 1996, and at any adjournment thereof, on the matters
Y described on the reverse hereof and, in their discretion, on such other matters as may properly come before the meeting.

        UNLESS AUTHORITY TO DO SO IS WITHHELD BY APPROPRIATE DESIGNATION, THIS PROXY SHALL BE DEEMED TO HAVE GRANTED AUTHORITY TO VOTE FOR THE ELECTION OF ALL DIRECTORS AS SET FORTH IN THE PROXY STATEMENT, AND WILL BE SO VOTED. IF NO DIRECTORS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3.

        Please sign, date and return this Proxy promptly. No postage is required if returned in the enclosed envelope and mailed in the United States.


                                                             ******************
                                                             *                *
         CONTINUED AND TO BE SIGNED ON REVERSE SIDE          *  SEE REVERSE   *
                                                             *     SIDE       *
                                                             *                *
                                                             ******************

-------------------------------------------------------------------------------

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE


1. ELECTION OF DIRECTORS

Nominees:  Glen Adams; Steven L. Gerard; Kenneth J. Hanau, Jr.; Isaac
           Helmbinder; Malcolm T. Hopkins; Jack L. McDonald; Charles A. McKee; George A. Poole, Jr.; Herve Ripault; James W. Sight;
           Robert J. Strudler

           FOR              WITHHELD
           / /                 / /

For, except vote withheld from the following nominee(s):

--------------------------------------------------------

2. Approval of the 1996 Employees' Stock Option Plan.   FOR   AGAINST   ABSTAIN
                                                        / /     / /       / /

3. Ratification of Arthur Andersen LLP as auditors.     FOR   AGAINST   ABSTAIN
                                                        / /     / /       / /

MARK HERE FOR
ADDRESS CHANGE
AND NOTE BELOW      / /


Please sign exactly as name appears on this Proxy. If shares are registered in more than one name, all such persons should sign this Proxy. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in partnership name by authorized person.

Signature: ________________________________  Date ___________________________

Signature: ________________________________  Date ___________________________